UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — December 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|12

Annual report

Putnam VT Research Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

With the uncertainty around the U.S. “fiscal cliff” diminished, investors now have some measure of clarity heading into 2013. Of course, challenges remain, including the upcoming debate over the debt ceiling at the end of March. Still, the significant risks — the fiscal cliff, a “hard landing” in China, and the dissolution of the European Union — have abated in the past few months.

Clarity and greater certainty are positive developments for investors. Markets worldwide are starting to recognize that macroeconomic data are beginning to stabilize and even exhibit nascent signs of growth. As the investment climate slowly improves, it is important for you to rely on the expertise of your financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/12)

Investment objective

Capital appreciation

Net asset value December 31, 2012

Class IA: $13.83	Class IB: $13.79

Total return at net asset value

(as of 12/31/12)†	Class IA shares*	Class IB shares*	S&P 500 Index

1 year	18.28%	17.92%	16.00%

5 years	11.82	10.36	8.59
Annualized	2.26	1.99	1.66

10 years	79.47	74.86	98.58
Annualized	6.02	5.75	7.10

Life	70.38	64.72	81.90
Annualized	3.81	3.56	4.29

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: September 30, 1998.

† Recent performance may have benefited from one or more legal settlements.

S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are represented as a percentage of the fund’s net assets as of 12/31/12. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Research Fund 1

Report from your fund’s manager

How would you characterize 2012 for U.S. stocks?

Though not without its ups and downs, it was a positive year for stocks, driven by some factors that also shape the outlook for the markets in 2013. Of primary significance, Europe appears to be starting to stabilize. Despite the region’s recession, policymakers have made headway in the alleviation of Europe’s structural deficits, and access to credit in some of the more troubled pockets of the eurozone has become far less expensive.

China, too, appeared to turn a corner into renewed optimism. A transition in political leadership there has roughly coincided with an improvement in economic data, including a rise in industrial activity. This has generally given a boost to the prospects for businesses around the world, given China’s increasing prominence in global economic dynamics.

With the details of the U.S. “fiscal cliff” resolution now in perspective, I believe we will experience a manageable fiscal drag in 2013. I call it manageable because whatever fiscal drag there is could well be offset by improvements in the housing market, which may have positive effects on unemployment.

Corporate earnings reports reflected some weakness after the third quarter. Do you expect that to continue into 2013?

In the fourth quarter of 2012, a dichotomy emerged between industrial- and consumer-related companies. While corporations appeared to delay equipment purchases, leading to disappointing earnings results in the industrials sector, the earnings of consumer-related companies got a boost from consumers, who continued to spend money. Overall, however, revenues were down across many sectors of the U.S. market during the fourth quarter.

Rather than consider this the start of a downward trend, I view this as a mid-cycle lull before what I expect will be a reacceleration of earnings among S&P 500 companies in 2013. I also see the potential for price-to-earnings multiples to expand a point or two for the S&P overall. In my view, the wealth effect from an improvement in housing prices, in particular, should lend continued support to credit growth and consumer strength.

On a sector level, were there any areas of notable strength or weakness during the last fiscal year?

Financials were a big outperformer during the year as many banks and insurance companies navigated their way through changes in regulation, improved their balance sheets, and saw a rise in the aggregate value of their housing-related collateral. In contrast to this strength, industrial orders largely seized up at the end of the third quarter, which led to fourth-quarter underperformance among industrial-related stocks, despite the sector’s overall strong performance. In addition, higher-quality, defensive stocks began to underperform relative to cyclical sectors toward year-end, suggesting that the trade into safety — such as telecom and utility stocks — may be nearing its end.

What is your team’s approach to equity research?

Our general view is that stocks follow earnings. Therefore, if we are correct in our understanding of the earnings outlook, we believe we can be that much more accurate and timely in our stock selection. At the same time, we believe there are certain types of businesses that are higher quality and better able to withstand difficult market and economic conditions. These include companies with high recurring revenue streams, which means they don’t have to reproduce the same business every year; companies that have a strong ability to convert earnings into free cash flow, which helps them reinvest in their businesses; and companies with significant excess cash balances that they can use to fund acquisitions — at a discount, in many cases, because of today’s still challenging economic environment.

What is your outlook for the economy and the markets?

After a couple of years of relative belt-tightening, it appears that consumer deleveraging is largely over. In our view, this means that consumers may be ready to spend more on durable items such as automobiles and appliances. This is potentially positive news for durable goods manufacturers, whose revenues are still closer to trough than peak levels, and also for the U.S. economy. As we look at overall economic activity, we are optimistic that the markets may have a couple of good years ahead.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Kelsey Chen, Ph.D.; Steven W. Curbow; Neil P. Desai; Ferat Ongoren; and Walter D. Scully.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Research Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2012, to December 31, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/12		for the 6 months ended 12/31/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.45	$5.75	$4.32	$5.58

Ending value
(after expenses)	$1,080.50	$1,078.20	$1,020.86	$1,019.61

Annualized
expense ratio†	0.85%	1.10%	0.85%	1.10%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Research Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Research Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Research Fund (the “fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2013

4 Putnam VT Research Fund

The fund’s portfolio 12/31/12

COMMON STOCKS (96.8%)*	Shares	Value

Aerospace and defense (5.1%)
Boeing Co. (The)	2,500	$188,400

Embraer SA ADR (Brazil)	3,182	90,719

General Dynamics Corp.	5,000	346,350

Honeywell International, Inc.	9,188	583,162

L-3 Communications Holdings, Inc.	5,066	388,157

Northrop Grumman Corp. S	5,691	384,598

Precision Castparts Corp.	620	117,440

Raytheon Co.	1,600	92,096

Rockwell Collins, Inc.	1,569	91,269

United Technologies Corp.	5,453	447,201

		2,729,392
Air freight and logistics (0.6%)
FedEx Corp.	1,275	116,943

United Parcel Service, Inc. Class B	2,558	188,601

		305,544
Auto components (1.2%)
American Axle & Manufacturing Holdings, Inc. † S	3,286	36,803

BorgWarner, Inc. †	273	19,552

Johnson Controls, Inc. S	18,791	576,884

		633,239
Automobiles (0.5%)
Ford Motor Co. S	14,851	192,320

General Motors Co. †	400	11,532

Tesla Motors, Inc. † S	1,447	49,010

		252,862
Beverages (1.3%)
Beam, Inc.	5,098	311,437

Coca-Cola Enterprises, Inc. S	12,058	382,600

		694,037
Biotechnology (1.4%)
Amgen, Inc.	2,486	214,592

Celgene Corp. †	4,558	358,806

Gilead Sciences, Inc. †	2,300	168,935

		742,333
Building products (0.6%)
Fortune Brands Home & Security, Inc. †	8,274	241,766

Owens Corning, Inc. †	2,500	92,475

		334,241
Capital markets (1.3%)
Ameriprise Financial, Inc.	1,169	73,214

Apollo Global Management, LLC. Class A	1,096	19,027

BlackRock, Inc.	221	45,683

Blackstone Group LP (The)	1,902	29,652

Charles Schwab Corp. (The) S	7,566	108,648

Franklin Resources, Inc.	676	84,973

Invesco, Ltd.	2,778	72,478

KKR & Co. LP	2,049	31,206

Morgan Stanley	4,600	87,952

State Street Corp.	2,912	136,893

		689,726
Chemicals (2.2%)
Agrium, Inc. (Canada)	600	59,946

Airgas, Inc.	200	18,258

Albemarle Corp. S	1,300	80,756

Celanese Corp. Ser. A	1,964	87,457

Dow Chemical Co. (The)	5,624	181,768

Eastman Chemical Co.	1,874	127,526

FMC Corp. S	597	34,936

LyondellBasell Industries NV Class A	3,100	176,979

COMMON STOCKS (96.8%)* cont.	Shares	Value

Chemicals cont.
Monsanto Co.	3,111	$294,456

Mosaic Co. (The)	1,100	62,293

Tronox, Ltd. Class A	2,824	51,538

		1,175,913
Commercial banks (2.2%)
BB&T Corp.	2,815	81,945

Comerica, Inc.	778	23,605

Fifth Third Bancorp S	2,366	35,940

First Horizon National Corp. S	1,043	10,336

PNC Financial Services Group, Inc.	2,150	125,367

Regions Financial Corp.	5,689	40,506

SunTrust Banks, Inc.	2,167	61,434

Wells Fargo & Co.	23,545	804,768

		1,183,901
Commercial services and supplies (1.0%)
ADT Corp. (The)	2,211	102,789

Iron Mountain, Inc.	454	14,097

Republic Services, Inc.	3,272	95,968

Tyco International, Ltd.	11,523	337,048

		549,902
Communications equipment (1.9%)
Cisco Systems, Inc.	19,231	377,889

F5 Networks, Inc. †	1,500	145,725

Qualcomm, Inc.	7,585	470,422

		994,036
Computers and peripherals (5.6%)
Apple, Inc.	3,911	2,084,680

EMC Corp. †	17,500	442,750

Hewlett-Packard Co. S	9,710	138,368

NetApp, Inc. †	2,291	76,863

SanDisk Corp. †	4,753	207,041

		2,949,702
Construction and engineering (0.1%)
KBR, Inc.	1,400	41,888

		41,888
Consumer finance (1.0%)
American Express Co.	716	41,156

Capital One Financial Corp.	6,054	350,708

Discover Financial Services	3,200	123,360

SLM Corp.	1,984	33,986

		549,210
Containers and packaging (—%)
Sealed Air Corp.	819	14,341

		14,341
Distributors (—%)
Genuine Parts Co.	300	19,074

		19,074
Diversified financial services (4.9%)
Bank of America Corp.	50,867	590,057

Citigroup, Inc.	18,656	738,031

CME Group, Inc.	900	45,639

IntercontinentalExchange, Inc. †	166	20,552

JPMorgan Chase & Co.	21,761	956,831

Moody’s Corp.	3,400	171,088

Nasdaq OMX Group, Inc. (The)	1,345	33,638

NYSE Euronext	1,825	57,561

		2,613,397
Diversified telecommunication services (2.0%)
AT&T, Inc.	12,200	411,262

Verizon Communications, Inc.	15,164	656,146

		1,067,408

Putnam VT Research Fund 5

COMMON STOCKS (96.8%)* cont.	Shares	Value

Electric utilities (2.1%)
American Electric Power Co., Inc. S	4,002	$170,805

Duke Energy Corp.	2,095	133,661

Edison International S	3,374	152,471

FirstEnergy Corp. S	5,000	208,800

NextEra Energy, Inc.	3,900	269,841

PPL Corp.	4,600	131,698

Southern Co. (The)	600	25,686

		1,092,962
Electrical equipment (0.2%)
Eaton Corp PLC S	2,384	129,213

		129,213
Electronic equipment, instruments, and components (0.1%)
TE Connectivity, Ltd.	1,900	70,528

		70,528
Energy equipment and services (2.6%)
Cameron International Corp. †	2,820	159,217

Halliburton Co.	9,700	336,493

McDermott International, Inc. † S	3,800	41,876

Nabors Industries, Ltd. †	8,900	128,605

Oil States International, Inc. †	900	64,386

Petrofac, Ltd. (United Kingdom)	5,782	156,651

Schlumberger, Ltd.	6,830	473,251

		1,360,479
Food and staples retail (1.5%)
Costco Wholesale Corp.	1,170	115,561

CVS Caremark Corp.	2,386	115,363

Kroger Co. (The)	4,500	117,090

Wal-Mart Stores, Inc.	5,119	349,269

Walgreen Co.	2,105	77,906

		775,189
Food products (1.7%)
Archer Daniels-Midland Co.	2,549	69,817

Bunge, Ltd.	100	7,269

Dean Foods Co. †	752	12,416

General Mills, Inc.	2,500	101,025

H.J. Heinz Co.	200	11,536

Hershey Co. (The) S	1,232	88,975

Hillshire Brands Co.	1,095	30,813

Hormel Foods Corp.	592	18,476

JM Smucker Co. (The)	489	42,171

Kraft Foods Group, Inc. †	2,666	121,223

McCormick & Co., Inc. Class A (Non Voting Shares)	575	36,530

Mead Johnson Nutrition Co.	1,893	124,730

Mondelez International, Inc. Class A	8,000	203,760

Tyson Foods, Inc. Class A	1,200	23,280

WhiteWaves Foods Co. Class A †	691	10,738

		902,759
Health-care equipment and supplies (2.5%)
Abbott Laboratories	5,055	331,103

Baxter International, Inc.	3,650	243,309

Boston Scientific Corp. †	7,925	45,410

CareFusion Corp. †	3,145	89,884

Covidien PLC	3,459	199,723

Intuitive Surgical, Inc. †	100	49,037

Medtronic, Inc.	1,913	78,471

St. Jude Medical, Inc. S	3,627	131,080

Stryker Corp.	448	24,559

Zimmer Holdings, Inc. S	1,700	113,322

		1,305,898

COMMON STOCKS (96.8%)* cont.	Shares	Value

Health-care providers and services (2.0%)
Aetna, Inc.	3,120	$144,456

Air Methods Corp.	3,900	143,871

Catamaran Corp. †	2,260	106,469

CIGNA Corp.	616	32,931

Express Scripts Holding Co. †	1,336	72,144

Humana, Inc.	2,500	171,575

Tenet Healthcare Corp. †	2,300	74,681

UnitedHealth Group, Inc.	5,700	309,168

		1,055,295
Hotels, restaurants, and leisure (1.8%)
Las Vegas Sands Corp. S	1,700	78,472

McDonald’s Corp.	5,327	469,895

Penn National Gaming, Inc. † S	1,763	86,581

Starbucks Corp.	2,700	144,774

Wyndham Worldwide Corp.	3,315	176,391

		956,113
Household durables (0.4%)
Harman International Industries, Inc.	200	8,928

M.D.C. Holdings, Inc.	1,824	67,050

M/I Homes, Inc. † S	2,813	74,545

PulteGroup, Inc. †	4,229	76,799

		227,322
Household products (1.4%)
Procter & Gamble Co. (The)	10,657	723,504

		723,504
Independent power producers and energy traders (0.6%)
Calpine Corp. †	9,330	169,153

NRG Energy, Inc. S	5,700	131,043

		300,196
Industrial conglomerates (0.5%)
General Electric Co.	12,833	269,365

		269,365
Insurance (3.9%)
ACE, Ltd. S	1,771	141,326

Aflac, Inc.	3,500	185,920

Allstate Corp. (The)	3,000	120,510

American International Group, Inc. †	6,200	218,860

Aon PLC S	1,670	92,852

Assured Guaranty, Ltd.	5,850	83,246

Berkshire Hathaway, Inc. Class B †	4,025	361,043

Chubb Corp. (The)	1,535	115,616

Hartford Financial Services Group, Inc. (The) S	4,700	105,468

Marsh & McLennan Cos., Inc.	3,100	106,857

MetLife, Inc.	5,900	194,346

Prudential Financial, Inc.	1,600	85,328

Travelers Cos., Inc. (The)	2,000	143,640

XL Group PLC S	3,600	90,216

		2,045,228
Internet and catalog retail (1.4%)
Amazon.com, Inc. †	1,901	477,417

HomeAway, Inc. † S	2,694	59,268

Priceline.com, Inc. †	338	209,966

		746,651
Internet software and services (2.5%)
eBay, Inc. †	7,026	358,467

Facebook, Inc. Class A †	4,600	122,498

Google, Inc. Class A †	1,185	840,603

		1,321,568
IT Services (2.8%)
Cognizant Technology Solutions Corp. † S	2,200	162,910

Computer Sciences Corp.	4,200	168,210

Fidelity National Information Services, Inc.	5,100	177,531

6 Putnam VT Research Fund

COMMON STOCKS (96.8%)* cont.	Shares	Value

IT Services cont.
IBM Corp.	2,337	$447,652

Visa, Inc. Class A	3,583	543,111

		1,499,414
Leisure equipment and products (0.4%)
Hasbro, Inc. S	5,294	190,055

		190,055
Life sciences tools and services (0.5%)
Agilent Technologies, Inc.	2,175	89,045

Thermo Fisher Scientific, Inc. S	2,564	163,532

		252,577
Machinery (0.6%)
Invensys PLC (United Kingdom)	132	717

Joy Global, Inc.	544	34,696

Navistar International Corp. †	3,198	69,620

Pall Corp.	349	21,031

Parker Hannifin Corp.	600	51,036

Stanley Black & Decker, Inc. S	1,896	140,247

Xylem, Inc.	696	18,862

		336,209
Media (3.9%)
Comcast Corp. Class A	15,762	589,184

DIRECTV †	2,800	140,448

DISH Network Corp. Class A	6,800	247,520

News Corp. Class A	9,743	248,836

Time Warner Cable, Inc.	800	77,752

Time Warner, Inc.	7,106	339,880

Viacom, Inc. Class B	3,000	158,220

Walt Disney Co. (The)	4,962	247,058

		2,048,898
Metals and mining (0.7%)
Barrick Gold Corp. (Canada)	1,100	38,511

Freeport-McMoRan Copper & Gold, Inc. Class B
(Indonesia)	4,569	156,260

Kinross Gold Corp. (Canada)	3,100	30,132

Newmont Mining Corp.	400	18,576

Nucor Corp. S	1,700	73,406

Pretium Resources, Inc. (Canada) †	500	6,590

Rio Tinto PLC (United Kingdom)	471	27,446

Walter Energy, Inc. S	900	32,292

		383,213
Multi-utilities (0.3%)
Dominion Resources, Inc.	1,000	51,800

PG&E Corp.	1,319	52,997

Sempra Energy	800	56,752

		161,549
Multiline retail (1.4%)
Dollar General Corp. † S	3,437	151,537

Macy’s, Inc.	5,005	195,295

Nordstrom, Inc. S	3,429	183,452

Target Corp.	3,131	185,261

		715,545
Oil, gas, and consumable fuels (8.2%)
Anadarko Petroleum Corp.	5,268	391,465

CONSOL Energy, Inc. S	1,200	38,520

EXCO Resources, Inc. S	4,300	29,111

Exxon Mobil Corp.	20,397	1,765,360

Marathon Oil Corp.	12,579	385,672

Noble Energy, Inc.	3,921	398,923

Occidental Petroleum Corp.	2,700	206,847

PBF Energy, Inc. †	1,200	34,860

Royal Dutch Shell PLC ADR (United Kingdom)	4,359	300,553

COMMON STOCKS (96.8%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Southwestern Energy Co. † S	10,115	$337,942

Spectra Energy Corp.	5,200	142,376

Suncor Energy, Inc. (Canada)	9,900	326,502

		4,358,131
Paper and forest products (0.5%)
International Paper Co.	4,131	164,579

MeadWestvaco Corp.	3,800	121,106

		285,685
Pharmaceuticals (5.6%)
Auxilium Pharmaceuticals, Inc. †	8,274	153,317

Bristol-Myers Squibb Co.	2,500	81,475

Eli Lilly & Co.	8,300	409,356

Johnson & Johnson S	11,536	808,674

Merck & Co., Inc.	12,895	527,921

Pfizer, Inc.	32,485	814,724

Watson Pharmaceuticals, Inc. †	2,100	180,600

		2,976,067
Professional services (0.2%)
Verisk Analytics, Inc. Class A †	1,800	91,800

		91,800
Real estate investment trusts (REITs) (2.2%)
American Tower Corp. Class A	3,023	233,587

Apartment Investment & Management Co. Class A	600	16,236

AvalonBay Communities, Inc.	500	67,795

Boston Properties, Inc.	600	63,486

Equity Residential Trust	1,300	73,671

HCP, Inc.	1,800	81,324

Health Care REIT, Inc.	1,000	61,290

Host Hotels & Resorts, Inc.	2,900	45,443

Kimco Realty Corp. S	1,700	32,844

Plum Creek Timber Co., Inc.	700	31,059

Prologis, Inc.	1,893	69,076

Public Storage	600	86,976

Simon Property Group, Inc.	1,192	188,443

Ventas, Inc.	1,200	77,664

Vornado Realty Trust	700	56,056

		1,184,950
Real estate management and development (0.2%)
CBRE Group, Inc. Class A †	1,200	23,880

Realogy Holdings Corp. †	2,345	98,396

		122,276
Semiconductors and semiconductor equipment (2.1%)
ASML Holding NV ADR (Netherlands) S	1,700	109,497

Broadcom Corp. Class A †	800	26,568

First Solar, Inc. † S	2,677	82,666

Intel Corp.	15,600	321,828

Texas Instruments, Inc.	12,219	378,056

Xilinx, Inc.	6,200	222,580

		1,141,195
Software (3.4%)
Electronic Arts, Inc. †	988	14,356

Microsoft Corp.	33,689	900,507

Oracle Corp.	15,599	519,759

Red Hat, Inc. †	600	31,776

Salesforce.com, Inc. † S	631	106,071

Symantec Corp. †	5,000	94,050

VMware, Inc. Class A † S	1,534	144,411

		1,810,930
Specialty retail (1.6%)
AutoZone, Inc. †	169	59,899

Bed Bath & Beyond, Inc. † S	5,270	294,646

Putnam VT Research Fund 7

COMMON STOCKS (96.8%)* cont.	Shares	Value

Specialty retail cont.
Best Buy Co., Inc. S	1,500	$17,775

CarMax, Inc. †	600	22,524

GameStop Corp. Class A S	900	22,581

Limited Brands, Inc.	659	31,013

Lowe’s Cos., Inc.	3,499	124,284

O’Reilly Automotive, Inc. †	400	35,768

PetSmart, Inc.	100	6,834

Staples, Inc. S	2,000	22,800

TJX Cos., Inc. (The)	5,308	225,325

		863,449
Textiles, apparel, and luxury goods (0.6%)
Coach, Inc.	3,038	168,639

NIKE, Inc. Class B	2,558	131,993

		300,632
Tobacco (3.2%)
Altria Group, Inc.	14,001	439,911

Lorillard, Inc.	1,143	133,354

Philip Morris International, Inc.	13,559	1,134,069

		1,707,334
Water utilities (0.1%)
American Water Works Co., Inc.	1,800	66,834

		66,834
Wireless telecommunication services (0.2%)
Sprint Nextel Corp. †	18,700	106,029

		106,029

Total common stocks (cost $45,242,773)		$51,425,188

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

United Technologies Corp. $3.75 cv. pfd.	1,645	$91,643

Total convertible preferred stocks (cost $82,250)		$91,643

PURCHASED EQUITY	Expiration	Contract
OPTIONS OUTSTANDING (—%)*	date/strike	amount	Value

General Dynamics Corp. (Call)	Feb-13/$75.00	11,549	$4,985

Total purchased equity options outstanding (cost $4,389)			$4,985

SHORT-TERM INVESTMENTS (12.8%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	5,090,370	$5,090,370

Putnam Money Market Liquidity Fund 0.14% L	1,589,791	1,589,791

U.S. Treasury Bills with an effective yield
of 0.172%, May 30, 2013 #	$1,000	1,000

U.S. Treasury Bills with effective yields ranging
from 0.163% to 0.170%, April 4, 2013 #	33,000	32,995

U.S. Treasury Bills with effective yields ranging
from 0.156% to 0.158%, February 7, 2013	31,000	30,995

U.S. Treasury Bills with effective yields ranging
from 0.138% to 0.139%, December 12, 2013 #	44,000	43,940

Total short-term investments (cost $6,789,082)		$6,789,091

Total investments (cost $52,118,494)		$58,310,907

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through December 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $53,107,377.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $181,641 to cover certain derivatives contracts.

FORWARD CURRENCY CONTRACTS at 12/31/12 (aggregate face value $517,425)

		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	depreciation

Credit Suisse International

	Euro	Sell	1/16/13	$523,154	$517,425	$(5,729)

Total						$(5,729)

FUTURES CONTRACTS
OUTSTANDING	Number of		Expiration	Unrealized
at 12/31/12	contracts	Value	date	depreciation

S&P 500 Index (Long)	4	$1,420,100	Mar-13	$(19,915)

Total				$(19,915)

WRITTEN EQUITY OPTIONS
OUTSTANDING at 12/31/12	Expiration	Contract
(premiums $1,681)	date/strike	amount	Value

Humana, Inc. (Call)	Jan-13/$70.61	2,500	$1,834

Total			$1,834

8 Putnam VT Research Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$6,953,840	$—	$—

Consumer staples	4,802,823	—	—

Energy	5,561,959	156,651	—

Financials	8,388,688	—	—

Health care	6,332,170	—	—

Industrials	4,786,837	717	—

Information technology	9,787,373	—	—

Materials	1,831,706	27,446	—

Telecommunication services	1,173,437	—	—

Utilities	1,621,541	—	—

Total common stocks	51,240,374	184,814	—

Convertible preferred stocks	91,643	—	—

Purchased equity options outstanding	—	4,985	—

Short-term investments	1,589,791	5,199,300	—

Totals by level	$52,921,808	$5,389,099	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(5,729)	$—

Futures contracts	(19,915)	—	—

Written equity options outstanding	—	(1,834)	—

Totals by level	$(19,915)	$(7,563)	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 9

Statement of assets and liabilities
12/31/12

Assets

Investment in securities, at value, including $5,059,395 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $45,438,333)	$51,630,746

Affiliated issuers (identified cost $6,680,161) (Notes 1 and 6)	6,680,161

Dividends, interest and other receivables	123,071

Receivable for shares of the fund sold	261

Receivable for investments sold	85,244

Receivable for variation margin (Note 1)	36,100

Total assets	58,555,583

Liabilities

Payable for investments purchased	73,737

Payable for shares of the fund repurchased	120,505

Payable for compensation of Manager (Note 2)	25,433

Payable for custodian fees (Note 2)	11,816

Payable for investor servicing fees (Note 2)	3,934

Payable for Trustee compensation and expenses (Note 2)	61,059

Payable for administrative services (Note 2)	542

Payable for distribution fees (Note 2)	6,390

Unrealized depreciation on forward currency contracts (Note 1)	5,729

Written options outstanding, at value (premiums $1,681) (Notes 1 and 3)	1,834

Collateral on securities loaned, at value (Note 1)	5,090,370

Other accrued expenses	46,857

Total liabilities	5,448,206

Net assets	$53,107,377

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$82,262,960

Undistributed net investment income (Note 1)	654,003

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(35,976,198)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	6,166,612

Total — Representing net assets applicable to capital shares outstanding	$53,107,377

Computation of net asset value Class IA

Net assets	$23,098,724

Number of shares outstanding	1,670,764

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$13.83

Computation of net asset value Class IB

Net assets	$30,008,653

Number of shares outstanding	2,175,341

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$13.79

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Research Fund

Statement of operations
Year ended 12/31/12

Investment income

Dividends (net of foreign tax of $2,336)	$1,221,754

Interest (including interest income of $859 from investments in affiliated issuers) (Note 6)	1,182

Securities lending (Note 1)	25,979

Total investment income	1,248,915

Expenses

Compensation of Manager (Note 2)	312,623

Investor servicing fees (Note 2)	55,333

Custodian fees (Note 2)	22,828

Trustee compensation and expenses (Note 2)	5,155

Distribution fees (Note 2)	80,031

Administrative services (Note 2)	1,917

Auditing and tax fees	38,566

Other	31,658

Total expenses	548,111

Expense reduction (Note 2)	(2,261)

Net expenses	545,850

Net investment income	703,065

Net realized gain on investments (Notes 1 and 3)	4,572,141

Net realized gain on swap contracts (Note 1)	2,259

Net realized gain on futures contracts (Note 1)	88,270

Net realized gain on foreign currency transactions (Note 1)	18,555

Net realized gain on written options (Notes 1 and 3)	3,728

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(27,501)

Net unrealized appreciation of investments, swap contracts, futures contracts and written options during the year	3,896,616

Net gain on investments	8,554,068

Net increase in net assets resulting from operations	$9,257,133

Statement of changes in net assets

	Year ended	Year ended
	12/31/12	12/31/11

Decrease in net assets

Operations:

Net investment income	$703,065	$581,634

Net realized gain on investments and foreign currency transactions	4,684,953	4,629,522

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	3,869,115	(5,949,572)

Net increase (decrease) in net assets resulting from operations	9,257,133	(738,416)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(303,049)	(269,283)

Class IB	(335,638)	(301,042)

Decrease from capital share transactions (Note 4)	(10,196,661)	(11,949,366)

Total decrease in net assets	(1,578,215)	(13,258,107)

Net assets:

Beginning of year	54,685,592	67,943,699

End of year (including undistributed net investment income of $654,003 and $573,022, respectively)	$53,107,377	$54,685,592

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 11

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/12	$11.84	.19	1.97	2.16	(.17)	(.17)	$13.83	18.28	$23,099.85		1.42	89

12/31/11	12.13	.13	(.29)	(.16)	(.13)	(.13)	11.84	(1.41)	22,578.83		1.10	98

12/31/10	10.53	.10	1.64	1.74	(.14)	(.14)	12.13	16.61	26,891.81		.97	100

12/31/09	8.03	.11	2.52[e]	2.63	(.13)	(.13)	10.53	33.54[e]	27,306	.82[f]	1.28[f]	134

12/31/08	13.21	.12	(5.15)	(5.03)	(.15)	(.15)	8.03	(38.42)	24,422	.80[f]	1.08[f]	131

Class IB

12/31/12	$11.81	.15	1.96	2.11	(.13)	(.13)	$13.79	17.92	$30,009	1.10	1.16	89

12/31/11	12.11	.10	(.30)	(.20)	(.10)	(.10)	11.81	(1.75)	32,108	1.08	.85	98

12/31/10	10.51	.08	1.63	1.71	(.11)	(.11)	12.11	16.38	41,053	1.06	.72	100

12/31/09	8.00	.09	2.52[e]	2.61	(.10)	(.10)	10.51	33.19[e]	44,283	1.07[f]	1.03[f]	134

12/31/08	13.14	.09	(5.12)	(5.03)	(.11)	(.11)	8.00	(38.54)	39,469	1.05[f]	.83[f]	131

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd., which amounted to $0.06 per share outstanding as of March 13, 2009. This payment resulted in an increase to total returns of 0.76% for the year ended December 31, 2009.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.09%

12/31/08	0.07

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Research Fund

Notes to financial statements 12/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through December 31, 2012.

Putnam VT Research Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value that is lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that they believe will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected futures earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange.

Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to

Putnam VT Research Fund 13

perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average number of contracts, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Total return swap contracts The fund entered into over-the-counter (OTC) total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,729 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $5,059,395 and the fund received cash collateral of $5,090,370.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

14 Putnam VT Research Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2012, the fund had a capital loss carryover of $35,311,357 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$23,369,499	N/A	$23,369,499	12/31/16

11,941,858	N/A	11,941,858	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $16,603 to increase undistributed net investment income and $16,603 to increase accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$6,633,963
Unrealized depreciation	(1,126,306)

Net unrealized appreciation	5,507,657
Undistributed ordinary income	648,272
Capital loss carryforward	(35,311,357)

Cost for federal income tax purposes	$52,803,250

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 45.76% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class IA	$23,321
Class IB	32,012

Total	$55,333

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $47 under the expense offset arrangements and by $2,214 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $41, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Putnam VT Research Fund 15

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$80,031

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $48,239,351 and $59,551,378, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity
	option contract	Written equity
	amounts	option premiums

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	41,580	11,039

Options exercised	—	—

Options expired	—	—

Options closed	(39,080)	(9,358)

Written options outstanding at the
end of the reporting period	2,500	$1,681

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/12		Year ended 12/31/11		Year ended 12/31/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	50,204	$659,301	46,088	$549,144	21,271	$278,396	21,462	$243,637

Shares issued in connection with
reinvestment of distributions	22,837	303,049	21,220	269,283	25,293	335,638	23,723	301,042

	73,041	962,350	67,308	818,427	46,564	614,034	45,185	544,679

Shares repurchased	(309,046)	(4,045,590)	(377,043)	(4,593,895)	(589,265)	(7,727,455)	(717,785)	(8,718,577)

Net decrease	(236,005)	$(3,083,240)	(309,735)	$(3,775,468)	(542,701)	$(7,113,421)	(672,600)	$(8,173,898)

Note 5 — Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	3,000

Written equity option contracts (number of contracts)	1,000

Futures contracts (number of contracts)	—*

Forward currency contracts (contract amount)	$700,000

Total return swap contracts (notional)	$4,000

*For the reporting period, the transaction volume was minimal.

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$—	Payables	$5,729

Equity contracts	Investments	4,985	Payables, Net assets —	21,749*
			Unrealized depreciation

Total		$4,985		$27,478

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

16 Putnam VT Research Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$18,660	$—	$18,660

Equity contracts	44,584	88,270	—	2,259	$135,113

Total	$44,584	$88,270	$18,660	$2,259	$153,773

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$(27,442)	$—	$(27,442)

Equity contracts	443	(19,915)	—	(314)	$(19,786)

Total	$443	$(19,915)	$(27,442)	$(314)	$(47,228)

Note 6 — Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$54,297	$10,199,654	$8,664,160	$859	$1,589,791

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8 — New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

Putnam VT Research Fund 17

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

18 Putnam VT Research Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.	SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.	Southern California Edison, a regulated electric utility, and its parent company, Edison International	
Robert J. Darretta Born 1946 Trustee since 2007	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra	
Elizabeth T. Kennan Born 1938 Trustee from 1992 to 2010 and since 2012	Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.	Former Chairman and now Lead Director of Northeast Utilities, which operates New England's largest energy delivery system

Putnam VT Research Fund 19

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President and Treasurer	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments and	Putnam Investments and	Judith Cohen (Born 1945)
Putnam Management	Putnam Management	Vice President, Clerk, and Associate Treasurer
Since 1993
Robert R. Leveille (Born 1969)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer	Nancy E. Florek (Born 1957)
Since 2007	Since 2007	Vice President, Proxy Manager, Assistant
Chief Compliance Officer, Putnam	Director of Accounting & Control Services,	Clerk, and Associate Treasurer
Investments, Putnam Management, and	Putnam Management	Since 2000
Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

20 Putnam VT Research Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Elizabeth T. Kennan
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Kenneth R. Leibler
One Post Office Square		Robert E. Patterson
Boston, MA 02109	Independent Registered	George Putnam, III
	Public Accounting Firm	Robert L. Reynolds
Marketing Services	PricewaterhouseCoopers LLP	W. Thomas Stephens
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Research Fund 21

This report has been prepared for the shareholders	H520
of Putnam VT Research Fund.	279067 2/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2012	$35,616	$ —	$2,716	$112
December 31, 2011	$38,000	$--	$2,310	$ —

For the fiscal years ended December 31, 2012 and December 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $254,940 and $129,692 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2012	$ —	$147,500	$ —	$ —

December 31, 2011	$ —	$107,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2013